EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Atlantic Technology Ventures, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.

                                                   /s/ KPMG LLP
                                                   KPMG LLP

Short Hills, New Jersey
February 14, 2002